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Exhibit 10.11

                             ARBINET HOLDINGS, INC.
                             STOCK OPTION AGREEMENT

            STOCK OPTION AGREEMENT (the "Agreement"), dated as of May 24, 1999, between ARBINET HOLDINGS, INC., a Delaware corporation (the "Company"), and Anthony L. Craig, the acting chief executive officer of the Company (the "Optionee").

            The board of directors of the Company (the "Board") has established the Company's Amended and Restated 1997 Stock Incentive Plan (the "Plan") in order to provide certain individuals with a favorable opportunity to acquire shares of the Company's common stock, par value $.001 per share ("Common Stock").

            The Board has determined that the objectives of the Plan will be furthered by granting to the Optionee a stock option pursuant to the Plan.

            In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Optionee agree as follows:

            SECTION 1. Definitions and Incorporation. Unless otherwise defined herein, the terms used in the Agreement shall have the meanings given to such terms in the Plan. The Plan is hereby incorporated in and made a part of this Agreement as if fully set forth herein. The Optionee hereby acknowledges that he or she has received copy of the Plan.

            SECTION 2. Grant of Option; Option Price. Pursuant to the Plan, the Company hereby grants to the Optionee a stock option (the "Option") to purchase an aggregate of 313,772.25 shares (the "Shares") of Common Stock. Each installment of the Option shall be exercisable at a price per Share as set forth in Schedule 1 attached hereto and hereby made a part hereof (the "Exercise Price"). It is intended that the Option shall not qualify as an "incentive stock option" as defined in section 422 of the Internal Revenue Code of 1986, as amended.

            SECTION 3. Exercisability. Subject to the further terms of this Agreement and the Plan, the right to exercise the Option shall vest in accordance with Schedule 1 attached hereto and hereby made a part hereof.

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            Unless earlier terminated pursuant to the provisions of the Plan, the unexercised portion of the Option shall expire and cease to be exercisable at 12:01 a.m. on the date which is the fifth anniversary of the date hereof (the "Expiration Date").

            SECTION 4. Method of Exercise. The Option or any part thereof may be exercised by delivery of a Notice of Exercise substantially in the form attached hereto and as provided in Article II of the Plan.

            SECTION 5. Upon termination of the Optionee's employment with or, as the case may be, Optionee's association with the Company or a subsidiary or as a director, consultant or otherwise, by reason of dismissal for cause, the Option shall terminate and expire. As used herein the term "cause" shall have the meaning set forth in Section 1.6.5 of the Plan.

            SECTION 6. Investment Representations. The Optionee hereby represents and warrants to and agrees with the Company, as of the date hereof, as follows:

            6.1 Review of Documents. The Optionee acknowledges that the Optionee has been granted access to and has reviewed carefully the Plan and, before any exercise of the Option, the Optionee will review such records of the Company as may be necessary to permit the Optionee to evaluate the merits and risks of an investment in Common Stock. The Optionee is entering into this Agreement and the transactions contemplated hereby solely in reliance on the Optionee's own investigation and such review. The Optionee has had an opportunity to meet with the officers of the Company subsequent to review of such information to discuss with them the Optionee's questions concerning the Company and the terms and conditions of the acquisitions hereunder.

            6.2 Acquisition of Shares for Own Account. The Optionee will acquire the Shares, if at all, pursuant to this Agreement with the Optionee's own funds, and not with the funds of anyone else. The Shares will be acquired, if at all, for the Optionee's own account, not as a nominee or agent and not for the account of any other person or firm. No one else has or will have on any exercise of the Option any interest, beneficial or otherwise in the Shares to be acquired on such exercise. The Optionee is not, and prior to any exercise of the Option will not be, obligated to transfer the Shares or any interest therein to anyone else and the Optionee does not and will not have any agreement or understanding to do so. The Optionee will acquire the Shares, if at all, for investment for an indefinite period and not with a view to the sale or distribution of any part or all thereof, by public or private sale or other disposition, and has no intention of selling, granting any participation in or otherwise distributing or disposing of the Shares


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or any interest therein. The Optionee does not, and on any exercise of the
Option will not, intend to subdivide the Optionee's acquisition of the Shares with anyone.

            6.3 Restricted Nature of Shares. The Optionee is (or will be at the time of any acquisition of the Shares) able to bear the economic risk of the investment in such Shares and is aware that the Optionee must be prepared to hold the Shares received for an indefinite period and that such Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws, on the ground that no distribution or public offering of the Share is to be effected and such Shares will be issued, if at all, by the Company in connection with transactions not involving any public offering within the meaning of Section 4(2) of the Act. The Optionee understands that the Company is relying in part on the Optionee's representations as set forth herein for purposes of claiming the exemption from registration under the Act provided by Section 4(2) thereof and that the basis for such exemption may not be present if, notwithstanding the Optionee's representations herein, the Optionee has in mind merely acquiring the Shares for resale on the occurrence or nonoccurrence of some predetermined event. The Optionee has no such intention.

            6.4 Information about the Company. The Optionee has carefully reviewed and will carefully review all the information regarding the Company access to which has been and will be accorded to the Optionee hereunder, is thoroughly familiar with the business, operations and properties of the Company by virtue of such review and of the Optionee's relationship with the Company as a key employee thereof and has discussed with the officers of the Company any questions the Optionee may have had with respect to the Company.

            6.5 Restrictions on Issuance and on Resales. (a) Optionee acknowledges and agrees that if the Committee shall at any time determine that any consent (as defined in Section 3.3.2 of the Plan) is necessary or desirable as a condition of, or in connection with any exercise of the Option (any such action being hereinafter referred to as a "plan action"), then such exercise shall not be effective, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee.

            (b) Without in any way limiting the Optionee's representations as set forth herein, the Optionee further agrees that the Optionee shall in no event make any disposition of all or any part of or interest in the Shares and that such Shares shall not be encumbered, pledged, hypothecated, sold or transferred by the Optionee nor shall the Optionee receive any consideration for such Shares or for any interest therein from any person, unless and until prior to any proposed transfer, encumbrance, disposition, pledge,


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hypothecation or sale of any Shares, either (1) a registration statement on form
S-1 or S-8 (or any other form replacing such form or appropriate for the purpose under the Act) with respect to such share proposed to be transferred or otherwise disposed of shall be then effective or (2) (i) the Optionee shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Optionee shall have furnished the Company with an opinion of counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of such Shares under the Act or qualification of any such shares under any other securities law and (iii) such opinion of counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Optionee of such concurrence.

            6.6 Shares Will Be "Restricted Securities". The Shares, if and when issued, will be "restricted securities," as that term is defined in Rule 144 under the Act, and, accordingly, the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Optionee understands and agrees that the Company is not under any obligation to register the Shares under the Act or to comply with Regulation A or any other exemption.

            6.7 Company May Refuse to Transfer. Notwithstanding the foregoing, in the event that the Optionee has, in the opinion of counsel for the Company, acted in any manner not consistent with the representations and agreements of the Optionee in this Agreement, the Company may refuse to transfer the Optionee's Shares until such time as counsel for the Company is of the opinion that such transfer will not require registration of any Shares under the Act or qualification of any Shares under any other securities law.

            6.8 Indemnification. The Optionee hereby agrees to indemnify the Company and hold it harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of (1) any inaccuracy in any of the representations, warranties or agreements set forth in this Section 6, (2) the disposition of any Share which the Optionee may receive, contrary to the Optionee's representations, warranties and agreements set forth in this
Section 6 or (3) any action, suit or proceeding based on a claim that said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company under the Act.

            6.9 Certificates Representing Shares to Be Legended. The Optionee understands and agrees that certificates representing any Shares received on exercise of the Option may bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) substantially in the form set forth below,


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which legend restricts the sale, transfer or disposition of the Share otherwise than in accordance with this Agreement:

            THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT. IN ADDITION, SALE, TRANSFER, ENCUMBRANCE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OR ALIENATION OF SUCH SHARES OR ANY INTEREST THEREIN IS RESTRICTED BY AND SUBJECT TO A STOCK OPTION AGREEMENT DATED AS OF MAY 24, 1999 A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE AND MAY ADDITIONALLY BE SUBJECT TO THE RESTRICTIONS SET FORTH IN A STOCKHOLDERS AGREEMENT BETWEEN THE HOLDER AND THE COMPANY.

            SECTION 7. Repurchase by Company. Upon termination of the Optionee's employment or association with the Company or a subsidiary or as a director, consultant or otherwise, by reason of dismissal as a result of (i) perpetration of an intentional and knowing fraud against or affecting the Company or any customer, client, agent, or employee thereof; or (ii) conviction (including conviction on a nolo contendere plea) of a felony or any crime involving, fraud, dishonesty or moral turpitude, the Company shall have the right at any time to repurchase the Shares received by the Optionee (notwithstanding any subsequent sale of such Shares by the Optionee) or this Option. The repurchase price payable, in the case of the Shares (or any portion thereof), shall be equal to the Exercise Price paid therefor and, in the case of Options, shall be $.01 per Option.

            SECTION 8. Plan Provisions to Prevail. This Agreement is subject to all of the terms and provisions of the Plan. Without limiting the generality of the foregoing,


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by entering into this Agreement the Optionee agrees that no member of the
Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder or this Agreement. In the event that there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern.

            SECTION 9. Termination of Agreements; Release. (a) Effective as of the date hereof, any and all agreements between the Optionee and the Company for or relating to the grant to Optionee of any option to purchase shares of Common Stock (any and each such agreement a "Prior Agreement") are hereby terminated and of no further force or effect.

                  (b) Optionee on behalf of itself and its respective affiliates, predecessors, heirs, executors, administrators, successors and assigns (collectively, "Optionee Releasors"), for due consideration, receipt of which is hereby acknowledged, does hereby release, remise, forever discharge and covenant not to sue any of the Company, its officers, directors, stockholders, employees, agents, affiliates, predecessors, successors and assigns (individually a "Company Releasee" and collectively, the "Company Releasees"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, covenants, contracts, controversies, agreements, promises, damages, judgments and claims (including, without limitation, claims for litigation costs and attorneys' fees, expenses and disbursements), executions and demands whatsoever, in law, admiralty or equity, which the Optionee Releasors ever had, now have or hereafter can, shall or may have against any Company Releasee through the date hereof, for, upon, or by reason of any matter, cause or thing whatsoever, including, without limitation, claims for installment and incremental payments and other matters arising out of any Prior Agreement.

            SECTION 10. Notices. Any notice to be given to the Company hereunder shall be in writing and shall be addressed to ArbiNet Holdings, Inc., 226 East 54th Street, 2nd Floor, New York, New York 10022, or at such other address as the Company may hereafter designate to the Optionee by notice as provided in this Section 11. Any notice to be given to the Optionee hereunder shall be addressed to the Optionee at the address set forth beneath such Optionee's signature hereto, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

            SECTION 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the


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Company and, to the extent consistent with Section 5 of this Agreement and with the Plan, the heirs and personal representatives of the Optionee.

            SECTION 12. Governing Law. This Agreement shall be interpreted, construed and administered in accordance with the laws of the State of Delaware.

            SECTION 13. Entire Agreement. This Agreement (subject to the provisions of the Plan) contains the entire agreement among the parties relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein; provided, however, that the parties may by agreement amend and supplement this Agreement in writing from time to time as provided herein. The parties agree that all options to purchase shares of capital stock of the Company granted to Optionee prior to the date hereof have expired and shall be deemed canceled and are of no further force or effect.


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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

                                        ARBINET HOLDINGS, INC.


                                        By: /s/ Neil A. Torpey
                                            ---------------------------
                                            Name:  Neil A. Torpey
                                            Title: Secretary


                                        /s/ Anthony Craig
                                        ------------------------------
                                        Anthony L. Craig



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                                   SCHEDULE 1
                                RIGHT TO EXERCISE

1. Subject to the conditions set forth in this Agreement, the right to exercise the Option with respect to twenty five percent (25%) of the Shares shall vest on the date which is one month (the "One Month Anniversary") from the date hereof, and thereafter, the right to exercise the Option with respect to the remaining seventy five percent (75%) of the Shares shall vest, monthly, in equal installments, over the three month period commencing on the date which is one month after the One Month Anniversary; provided, however, that the right to exercise all options shall vest upon the hiring of a permanent chief executive officer of the Company. The per share Exercise Price with respect to the Shares shall be $.11.

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                           FORM OF NOTICE OF EXERCISE

TO:     ARBINET HOLDINGS, INC.
        226 E. 54TH Street
        New York, New York 10022

FROM:   ______________________________________

RE:     Notice of Exercise of Stock Option

DATE:   ______________________________________

This letter shall constitute the written notice of exercise in accordance with the terms of the Stock Option Agreement dated as of ____________ (the "Stock Option Agreement") between Arbinet Holdings, Inc. (the "Company") and me, required by terms of the Stock Option Agreement.

I hereby advise the Company that by means of this notice of exercise, I wish to purchase, effective as of the date hereof, __________ shares of Common Stock at an exercise price of $___________ per share under the Stock Option Agreement.

(please check appropriate box below)

|_| I am enclosing a check for a total of $_________ for such shares.

|_| I am exercising the Option (as defined in the Stock Option Agreement) on a "cashless" basis as provided in Section 2.4.3 of the Plan (as defined in the Stock Option Agreement).

I authorize that the certificate representing said shares to be issued in the name(s) of:

Name _____________________________________________________________

Address __________________________________________________________

        __________________________________________________________

Social Security Number ___________________________________________
(May be the name and address of Undersigned or Undersigned and Spouse.)


                         ___________________________________
                               OPTIONEE (signature)

Receipt of Notice of Exercise is hereby acknowledged on ______________________


                               ARBINET HOLDINGS, INC.

                               By:____________________________
                               Name: _________________________
                               Title:  Secretary